HOST AMERICA CORPORATION
                             Two Broadway
                         Hamden, CT 06518-2697
                            (203) 248-4100
                        ----------------------


                            PROXY STATEMENT

                        ----------------------

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                     To Be Held November 23, 1999

            TO THE SHAREHOLDERS OF HOST AMERICA CORPORATION

NOTICE HEREBY IS GIVEN that the Annual Meeting of Shareholders of Host America Corporation, a Colorado corporation (the "Company") will be held at 310 West Shepard Street, Hamden, Connecticut 06514, on November 23, 1999, at 10:00 a.m., Eastern Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following matters:

     1.   To elect six (6) Directors of the Company;
     2. To transact such other business as properly may come before the meeting or any adjournment thereof.

Only holders of the voting $.001 par value Common Stock and voting Series A Preferred Stock of the Company of record at the close of business on October 25, 1999 will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof.

All shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

A copy of the Company's Annual Report to Shareholders for the year ended June 25, 1999 accompanies this Notice of Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS.

                                   GEOFFREY W. RAMSEY
                                   PRESIDENT
Hamden, Connecticut
October 26, 1999

                       HOST AMERICA CORPORATION
                             Two Broadway
                         Hamden, CT 06518-2697
                            (203) 248-4100
                        ----------------------

                            PROXY STATEMENT

                        ----------------------

                    ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD NOVEMBER 23, 1999


                           GENERAL INFORMATION
                           -------------------

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of Host America Corporation, a Colorado corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders to be held at 310 West Shepard Street, Hamden, Connecticut 06514, on November 23, 1999, at 10:00 a.m., Eastern Time, and at any adjournment thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about October 26, 1999.

     Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

     All shares represented by valid proxies will be voted in accordance therewith at the Meeting.

     The Company's Annual Report to Shareholders for the Company's fiscal year ended June 25, 1999, is being simultaneously mailed to the Company's shareholders, but does not constitute part of these proxy soliciting materials.

                  SHARES OUTSTANDING AND VOTING RIGHTS
                  ------------------------------------

     All voting rights are vested exclusively in the holders of the Company's $.001 par value Common Stock and the voting Series A Preferred Stock, with each share entitled to one vote. Only shareholders of record at the close of business on October 25, 1999, are entitled to notice of and to vote at the Meeting or any adjournment thereof. On October 25, 1999, the Company had 1,130,000 shares of its $.001 par value Common Stock outstanding and 700,000 Series
A Preferred Stock, each share of which is entitled to one vote on all matters to be voted upon at the Meeting, including the election of Directors. Cumulative voting in the election of Directors is not permitted.

     A majority of the Company's outstanding Common Stock and Series A Preferred Stock represented in person or by proxy shall constitute a quorum at the Meeting.

                      SECURITY OWNERSHIP OF CERTAIN
                    BENEFICIAL OWNERS AND MANAGEMENT
                    --------------------------------

     The following table sets forth the number and percentage of shares of the Company's $.001 par value Common Stock owned beneficially, as of October 25, 1999, by any person who is known to the Company to be the beneficial owner of 5% or more of such Common Stock and Series A Preferred Stock and, in addition, by each Director of the Company and its subsidiaries and by all Directors and Officers of the Company and its subsidiaries as a group. Information as to beneficial ownership is based upon statements furnished to the Company by such persons.

                                                                       Beneficial Ownership
                        Beneficial Ownership    Beneficial Ownership    Based on 1,830,000
                        Voting Common(1)(2)     Voting Preferred(2)       Voting Shares(3)
                        -------------------     -------------------       ----------------
Name and Address         Shares     Percent     Shares      Percent      Shares    Percent
                         ------     -------     -------     -------      ------    -------
Geoffrey W. and         59,000 (4)    5.2%     225,000 (3)    32.1%     284,000      15.5%
 Debra Ramsey
2 Broadway
Hamden, CT 06518-2697

David J. Murphy         54,200 (5)    4.8%     225,000 (5)    32.1%     279,200      15.3%
2 Broadway
Hamden, CT 06518-2697

Anne L. Ramsey          11,600 (6)    1.0%           0           *       11,600         *
2 Broadway
Hamden, CT 06518-2697

Thomas P. and Irene     22,000 (7)    1.9%     100,000 (6)    14.3%     122,000       6.7%
 Eagan
11 Woodhouse Avenue
Northford, CT 06472

Patrick J. Healy         5,100 (8)      *            0           *        5,100         *
2 Broadway
Hamden, CT 06518-2697

John D'Antona            5,000 (9)      *            0           *        5,000         *
2 Broadway
Hamden, CT 06518-2697

                                   -2-



All Executive Officers
and Directors as a
group (6 persons)      156,400       13.8%     550,000        78.6%     706,400      38.6%

_______________________
* Less than 1%

(1) Calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934. Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares. Under Rule
     13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the number and percentage owned by each other person listed.
(2)  Calculated on the basis that a total of 1,130,000 shares of Common
     Stock are issued and outstanding and 700,000 shares of voting Series
     A Preferred are outstanding.
(3) There are 1,130,000 shares of voting Common Stock and 700,000 shares of voting Series A Preferred for a total of 1,830,000 shares eligible to vote any matter to come before the meeting.
(4) Mr. Ramsey is the beneficial owner of options to purchase 35,000 shares of Common Stock and of 225,000 shares of Series A Preferred which has full voting rights and converts after a five (5) year period to 225,000 shares of Common Stock. Additional shares of Common Stock may be issued earlier if certain performance goals are achieved.
(5) Mr. Murphy is the beneficial owner of options to purchase 3,500 shares of Common Stock and of 225,000 shares of Series A Preferred which has full voting rights and converts after a five (5) year period to 225,000 shares of Common Stock. Additional shares of Common Stock may be issued earlier if certain performance goals are achieved.
(6) Ms. Ramsey is the beneficial owner of options to purchase 11,000 shares of Common Stock.
(7) Mr. Eagan is the beneficial owner of options to purchase 11,000 shares of Common Stock and of 100,000 shares of Series A Preferred which has full voting rights and converts after a five (5) year period to 100,000 shares of Common Stock. Additional shares of Common Stock may be issued earlier if certain performance goals are achieved.
(8) Mr. Healy is the beneficial owner of options to purchase 5,000 shares of Common Stock.
(9) Mr. D'Antona is the beneficial owner of options to purchase 5,000 shares of Common Stock.

     Additional shares of Common Stock may be issued earlier to Messrs. Ramsey, Murphy and Eagan if certain performance goals are achieved.

     There is no arrangement or understanding known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

                          ELECTION OF DIRECTORS
                          ---------------------
                          (ITEM 1 ON THE PROXY)

     The Bylaws presently provide for a Board of Directors of not less than three (3) and nor more than eleven (11) members. The Board of Directors hold office for a period of one (1) year or until their successors are elected and qualified. The current Directors, Geoffrey W. Ramsey, David J. Murphy, Anne L. Ramsey, Thomas P. Eagan, Jr., Patrick J. Healy and John D'Antona have been nominated as Directors for a one (1) year term, commencing in November, 1998.

     The Company's Board of Directors recommends election of the six (6) nominees listed below to hold office until the next Annual Meeting of Shareholders in 2000 and until their successors are elected and qualified or until their earlier death, resignation or removal. The person named as "proxies" in the enclosed form of Proxy, who have been designated by Management, intend to vote for the six (6) nominees for Director unless otherwise instructed in such proxy. If at the time of the Meeting, if any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominees, if any, as shall be designated by the Board of Directors.

     The following table sets forth the name and age of the nominees for Director, indicating all positions and offices with the Company presently held, the period during which they have served as such, and the term for which they have been nominated:

                     NOMINEES - TERM EXPIRING AT THE
                   ANNUAL SHAREHOLDERS MEETING IN 1999

Name                 Age   Position                Tenure as Officer or Director
----                 ---   --------                -----------------------------

Geoffrey W. Ramsey   49  President, Treasurer      March, 1986 to present
                         and a Director

David J. Murphy      42  Executive Vice President  March, 1986 to present
                         and a Director

Anne L. Ramsey       52  Secretary and a Director  March, 1986 to present

Thomas P. Eagan, Jr. 55  Director                  March, 1986 to present

Patrick J. Healy     49  Director                  February, 1998 to present

John D'Antona        50  Director                  February, 1998 to present
_____________________

     The Company's Board of Directors held three (3) meetings during the fiscal year ended June 25, 1999, and each Director attended all of the meetings held.

     Mr. Robert C. Vaughan resigned as a Director of the Company in March 1999.

     There is no family relationship between any Director or nominee for Director of the Company and any other Director, nominee or Executive Officer of the Company except Geoffrey W. Ramsey and Anne L. Ramsey are brother and sister.

             DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY
             -----------------------------------------------

     Set forth below are the names of all Nominees for Directors and Executive Officers of the Company, all positions and offices held by each such person, the period during which they have served as such, and the principal occupations and employment of such persons during the last five years:

     GEOFFREY W. RAMSEY, the Company's co-founder, has been the President, Treasurer and a Director of the Company since March, 1986. Mr. Ramsey has more than 25 years experience in the food service industry. Currently, he is responsible for the day-to-day management of all marketing and sales activities for the Company. He has developed a comprehensive sales program for manual dining operations, vending and other ancillary services. Prior to 1986, Mr. Ramsey operated a number of diverse food service operations. These included the University of New Haven, Southern Connecticut State University, Choate School and others. Mr. Ramsey was Personnel and Training Specialist for ARA Services and has a B.S. degree from the University of New Haven and a A.A.S. degree from the Culinary Institute of America.

     DAVID J. MURPHY, a co-founder of the Company, has been Executive Vice President and a Director of the Company since March, 1986. Mr. Murphy has more than 20 years experience in the industry. Prior to 1986, Mr. Murphy served as the Food Service Director of Greater Hartford Community College, Hartford, Connecticut. From 1984 to 1986 he was the Operations Manager for Campus Dining at the University of New Haven and served as Adjunct Professor in the Hotel, Restaurant and Tourism School. From 1983 to 1984 he was involved in operations at Hamilton College, Clinton, New York and Fairleigh Dickinson University, Madison, New Jersey. Mr. Murphy received his B.S. degree in International Business from Quinnipiac College, Hamden, Connecticut, and a certificate in Exporting Marketing from the same college. He has also completed post graduate courses in business. Mr. Murphy is a member of the National Restaurant Association and the National Association of College and University Food Services and is listed in 1986-1987 Directory of Hospitality Educators.

     ANNE L. RAMSEY has been the Secretary and a Director of the Company since March, 1986. Along with her duties as Corporate Secretary, Ms.
Ramsey serves as a District Supervisor and is responsible for ten Host America facilities in Connecticut. Prior to 1986, she was Vice President of Operations for Comstock Leasing, Inc. in San Mateo, California from 1984 to 1985. From 1980 to 1984, she was Operations Manager for Comstock Leasing.

     THOMAS P. EAGAN, JR. has been a Director of the Company since November, 1988. He has been employed as a sales representative with Eastern Bag & Paper Co., Inc., Bridgeport, Connecticut since May, 1979. From February, 1972 to May 1979, Mr. Eagan owned and operated Purifier Systems, Inc., Hamden, Connecticut, a wholesale paper distributor. From January 1972 to February, 1973, Mr. Eagan was Regional Manager for Piedmont Capital Corp., a mutual fund life insurance underwriter located in Woodbridge, Connecticut. In this capacity, Mr. Eagan supervised Piedmont's Financial Planners and District Managers in southern Connecticut. Mr. Eagan studied Business Administration at Quinnipiac College, Hamden, Connecticut.

     PATRICK J. HEALY Ph.D has been a Board Member of the Company since February of 1998. He is the Vice President for Finance and Administration for Quinnipiac College and has held this position for the past 10 years. Mr. Healy is a Certified Management Accountant and holds a Bachelor of Science Degree in Accounting, a Master Degree in Business Administration, Institute for Educational Management from Harvard University and a Ph.D. in Educational leadership Higher Education Administration from the University of Connecticut. Mr. Healy is also a board member for the Leukemia Society of America, Central Connecticut Chapter of the Leukemia Society of America and The Children's Corner.

     JOHN D'ANTONA has served as a Director of the Company from February 1998 to present. Mr. D'Antona has 25 years experience in a variety of food service marketing and sales positions with Tetley USA, a national food service supplier. As Northeast Area Manager, he has distribution of coffee and tea responsibility for the New England area of the United States.

     The Officers of the Company are elected by the respective Board of Directors at the first meeting after each annual meeting of shareholders and hold office until the next annual meeting of directors or their earlier resignation or removal.

     The date of the next annual meeting of the Company will be determined by the Company's Board of Directors in accordance with Delaware law.

     No Director holds a directorship in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

     COMPLIANCE WITH SECURITIES EXCHANGE ACT REPORTING REQUIREMENTS
     --------------------------------------------------------------

     To the Company's knowledge, during the fiscal year ended June 25, 1999, the Company's Officers and Directors complied with all applicable
Section 16(a) filing requirements. This statement is based solely on a review of the copies of such reports furnished to the Company by its Officers and Directors and their written representations that such reports accurately reflect all reportable transactions.

           THE BOARD OF DIRECTORS AND ITS STANDING COMMITTEES
           --------------------------------------------------

     The Company's Board of Directors has the responsibility to review the overall operations of the Company. The Board members are kept informed of the Company's results of operations and proposed plans and business objectives through periodic reports sent to them by the Company's management or presented at Board and Committee meetings. The Board met three (3) times last year, once each quarter. All members of the Board of Directors were present at all of these meetings.

DIRECTORS' COMPENSATION

     Members of the Company's Board of Directors are compensated in their capacities as Directors at the rate of $500 for each regularly scheduled meeting. However, the Company reimburses all of its Officers, Directors and employees for accountable expenses incurred on behalf of the Company.

BOARD COMMITTEES

     The Board of Directors has two (2) principal standing committees.

     The AUDIT COMMITTEE is presently composed of David J. Murphy and Patrick J. Healy. The Committee recommends to the Board the firm to be employed as the Company's independent auditors and consults with and reviews the reports of the Company's independent auditors and the Company's internal financial staff.

     The COMPENSATION COMMITTEE is presently composed of Geoffrey W. Ramsey, Thomas P. Eagan and John D'Antona. The Compensation Committee assists the Board in establishing compensation for the Company's Officer's and key employees as described below.

           REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE
           -------------------------------------------------
                        MANAGEMENT COMPENSATION
                        -----------------------

     The Compensation Committee of the Board of Directors (the "Committee") evaluates and approves the overall policies which govern the annual base salaries of the Company's President and Chief Executive Officer ("CEO") and other Executive Officers.

     The Committee reviews and evaluates the Company's corporate performance and executive management compensation once each year. In making its evaluations, the Committee considers a large number of factors including those set forth under "Compensation Policies" herein, together with other matters such as the inflation rate, and the Company's past performance, generally over consecutive three year time frames.

COMPENSATION POLICIES

     The Company's compensation policies, particularly as they apply to its Executive Officers, including Mr. Geoffrey Ramsey, the President and CEO and Mr. David Murphy, Vice President, are designed to achieve the following major objectives:

1. To set base annual salaries (base income) for key Executive Officers which are deemed reasonably competitive in the context of American industry generally, and the food service industry specifically. Business size, level of responsibility, complexity of operations, and long term performance and prospects are among the factors considered.

2. The Committee considers a variety of intangible and other factors such as each person's likely future contribution to the Company's successful growth, the current state and prospects of the industry and the Company's long-term goals and strategies which might from time to time require temporary investment in personnel resources in the absence of immediate positive results. Further, the Committee considers the compensation and benefits previously paid to its Executive Officers.

                         EXECUTIVE COMPENSATION
                         ----------------------


===========================================================================================================
                                       SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------
                                                                    Long Term Compensation
                                                                 ------------------------------
                     Annual Compensation                                  Awards        Payouts
-----------------------------------------------------------------------------------------------

      (a)             (b)      (c)          (d)         (e)         (f)         (g)     (h)        (i)

                                                       Other                                       All
     Name                                              Annual    Restricted             LTIP       Other
     and                                               Compen-     Stock      Options/  Pay-      Compen-
   Principal                  Salary       Bonus       sation     Award(s)      SARs    outs      sation
   Position         Year (1)    ($)         ($)        ($)(2)       ($)         (#)      ($)       ($)
-----------------------------------------------------------------------------------------------------------
Geoffrey W. Ramsey   1999    $105,000     $ -0-        $ -0-         0         30,000      0     $ 8,227(2)
 President and CEO   1998    $ 85,000     $ -0-        $ -0-         0          5,000      0     $ 6,500(2)
                     1997    $ 65,000     $ -0-        $ -0-         0              0      0     $ 6,344(2)

David J. Murphy      1999    $100,000     $ -0-        $ -0-         0         30,000      0     $ 6,000(2)
 Vice President      1998    $ 77,750     $ -0-        $ -0-         0          5,000      0     $ 6,000(2)
                     1997    $ 55,235     $ -0-        $ -0-         0              0      0     $ 6,000(2)

===========================================================================================================

(1) Periods presented are for the fiscal years ended June 25, 1999, June 28, 1998 and June 29, 1997.
(2) The Company pays Messrs. Ramsey's and Murphy's life insurance policy and car allowance valued at approximately $6,500 per year. Under Mr. Ramsey's and Mr. Murphy's employment agreements, they are also entitled to health and disability insurance.

STOCK OPTIONS

OPTIONS GRANTED

     The following table sets forth the options that have been granted to Geoffrey W. Ramsey, the Chief Executive Officer ("CEO") and President, listed in the Summary Compensation Table as of June 25, 1999

                            Option/SAR Grants
                            -----------------
                            Individual Grants

===========================================================================
       (a)             (b)            (c)            (d)          (e)
                                   % of Total
                     Options/    Options/SARs      Exercise
                       SARs        Granted to       or Base
                     Granted        Employees        Price      Expiration
     Name              (#)       in Fiscal year    ($/Share)      Date
---------------------------------------------------------------------------

Geoffrey W. Ramsey   30,000           33%            $2.25       7/01/09
David J. Murphy      30,000           33%            $2.25       7/01/09

===========================================================================

     In September 1997, the Company granted options to purchase 1,000 shares of Common Stock to two Directors, Mr. Thomas P. Eagan, Jr. and Anne
L. Ramsey, respectively. Also in September 1997, the Company issued options to purchase 5,000 shares of Common Stock to Geoffrey W. Ramsey and David J. Murphy, Officers and Directors. The stock options are exercisable over a period of ten (10) years at an exercise price of $5.00 per share. The options are subject to certain adjustment provisions in the event of any stock dividends, reverse splits and/or reclassifications of the Common Stock.

     In July 1999, the Company granted to its Officers and Directors options to purchase 90,000 shares of Common Stock to its Directors. Specifically, the Board of Directors granted Mr. Ramsey 30,000 options, Mr. Murphy 30,000 options, Ms. Ramsey 10,000 options, Mr. Eagan 10,000 options, Mr. Healy 5,000 options and Mr. D'Antona 5,000 options.

OPTIONS EXERCISED

           Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values(1)

===========================================================================
                                            Number of
                                            Securities       Value of
                                            Underlying     Unexercised
                                            Unexercised    In-the-Money
                                            Options/SARs   Options/SARs
                    Shares                  at FY-END(#)   at FY-END($)
                   Acquired     Value       Exercisable/   Exercisable/
     Name        on Exercise   Realized    Unexercisable  Unexercisable
---------------------------------------------------------------------------

Geoffrey W. Ramsey     0          0           35,000/0          $0
David J. Murphy        0          0           35,000/0          $0

===========================================================================


1) At the fiscal year end, there was no trading market for the Company's Common Stock and the value of the options was accordingly nominal as of June 25, 1999.

     The Board of Directors has adopted a policy not to issue any future options at less than eighty-five percent (85%) of the then current market price of the Company's Common Stock on the date of the grant.

                 TRANSACTIONS WITH MANAGEMENT AND OTHERS
                 ---------------------------------------

     On March 1, 1998, the Board of Directors authorized the issuance of 700,000 shares of Series A Preferred shares to Geoffrey W. Ramsey (225,000), David J. Murphy (225,000), Thomas P. Eagan, Jr. (100,000) and a
former director, Robert C. Vaughan (150,000). The shares were issued to create performance goals for management and/or their continued employment over the next five (5) years.

     The Board of Directors has adopted a policy that all future material affiliated transactions and/or loans will be made on terms that are no less favorable to the Company than those that can be obtained from unaffiliated third parties. Also, all future material affiliated transactions and/or loans, and any forgiveness of loans, must be approved by a majority of the Company's independent Directors who do not have an interest in the transaction and who had access, at the Company's expense, to the Company's or independent legal counsel.

                             OTHER BUSINESS
                             --------------

     As of the date of this Proxy Statement, management of the Company was not aware of any other matter to be presented at the Meeting other than as set forth herein. However, if any other matters are properly brought before the Meeting, the shares represented by valid proxies will be voted with respect to such matters in accordance with the judgement of the persons voting them. A majority vote of the shares outstanding is necessary to approve any such matters.

                              ANNUAL REPORT
                              -------------

     The Company's Annual Report for the year ended June 25, 1999, accompanies this Proxy Statement. The Annual Report is not incorporated into this Proxy Statement and is not to be considered part of the solicitation material.

              DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
           FOR THE ANNUAL MEETING TO BE HELD IN NOVEMBER, 2000
          ----------------------------------------------------

     Any proposal by a shareholder intended to be presented at the Company's Annual Meeting of Shareholders which is expected to be held in November, 2000, must be received at the offices of the Company, Two Broadway, Hamden, Connecticut, 06518, no later than June 30, 2000, in order to be included in the Company's proxy statement and proxy relating to that meeting.

                              GEOFFREY W. RAMSEY, PRESIDENT

Hamden, Connecticut
October 26, 1999

PROXY                                                               PROXY
-----                                                               -----


                        HOST AMERICA CORPORATION
                   SOLICITED BY THE BOARD OF DIRECTORS
          FOR THE ANNUAL MEETING OF THE SHAREHOLDERS TO BE HELD
                            NOVEMBER 23, 1999

The undersigned hereby constitutes and appoints Geoffrey W. Ramsey and David J. Murphy, and each of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and vote all of the undersigned's shares of the $.001 par value Common Stock of Host America Corporation, a Colorado corporation at the Annual Meeting of Shareholders to be held at 310 West Shepard Street, Hamden, Connecticut at 10:00 a.m. Eastern Time, on November 23, 1999, and any and all adjournments thereof, for the following purposes:

1.   The election of six (6) Directors of the Company:

/  /  FOR the nominees listed below (except as marked to the contrary):

/  /  WITHHOLD AUTHORITY to vote for the nominees listed below:

                               Nominees
                             One Year Term
                             -------------

                          Geoffrey W. Ramsey
                            David J. Murphy
                            Anne L. Ramsey
                         Thomas P. Eagan, Jr.
                           Patrick J. Healy
                             John D'Antona

     (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR THE INDIVIDUAL NOMINEE, CROSS OUT THE NOMINEE'S NAME ABOVE.)

2. To transact such other business as properly may come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE.

The undersigned hereby revokes any proxies as to said shares and heretofore given by the undersigned, and ratifies and confirms all that said attorneys and proxies may lawfully do by virtue hereof.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATION ABOVE. THIS PROXY CONFERS
DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

                              The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report to Shareholders furnished therewith.

                              Dated: ______________________, 1999

                              _____________________________________


                              _____________________________________
                                     Signature(s) of Shareholder(s)

                              Signature(s) should agree with the name(s) hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HOST AMERICA CORPORATION. PLEASE SIGN AND RETURN THIS PROXY TO HOST AMERICA
CORPORATION, TWO BROADWAY, HAMDEN, CONNECTICUT 06518.  THE GIVING OF A
PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.



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